SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                          ----------------------

                                 Form 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  April 30, 1997


                        AAMES FINANCIAL CORPORATION
          (Exact name of Registrant as Specified in Its Charter)


       Delaware                  0-19604                  95-4340340
State or Other Jurisdiction     (Commission              (IRS Employer
    of Incorporation)           File Number)           Identification No.)


                    3731 Wilshire Boulevard, 10th Floor
                       Los Angeles, California 90010
                 (Address of Principal Executive Offices)


                              (213) 351-6100
           (Registrant's Telephone Number, Including Area Code)


                                 No Change
       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     Reference is made to the press releases of Registrant issued on April 30, 1997 and May 8, 1997, which contain information meeting the requirements of this Item 5 and which are incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press release issued April 30, 1997 regarding third quarter results.

          99.2 Press release issued April 30, 1997 regarding cash dividend.

          99.3 Press release issued May 8, 1997 regarding management succession.


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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


May 12, 1997                       AAMES FINANCIAL CORPORATION

                                   By:  /s/ Cary H. Thompson
                                        ------------------------
                                        Cary H. Thompson
                                        Chief Executive Officer


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                               EXHIBIT INDEX


Exhibit No.    Description of Exhibit

  99.1 Press release issued April 30, 1997 regarding third quarter results

  99.2         Press release issued April 30, 1997 regarding cash dividend

  99.3 Press release issued May 8, 1997 regarding management succession


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